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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST REPORTED EVENT - FEBRUARY 1, 2006


                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


            NEVADA                      333116045              20-0909393
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)       Identification Number)


                           460 SAINT-GABRIEL, SUITE 21
                           ---------------------------
                        MONTREAL, QUEBEC, CANADA H2Y 2Z9
                        --------------------------------
                    (Address of principal executive offices)


                                 (514) 397-0575
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                                TABLE OF CONTENTS


ITEM 8.01: OTHER EVENTS.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.


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ITEM 8.01: OTHER EVENTS.

On February 1, 2006, XL Generation International Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, XLGeneration AG, will be the major title sponsor of the upcoming "Planetfutbol" biennial event. The Planetfutbol event will be held in Barcelona, Spain from April 19 to April 23, 2006. With 500,000 expected visitors, Planetfutbol is an important international football fair. Football clubs, professional associations and official sports governing bodies are expected to take part in the event.

In addition, the Company announced that XLGeneration AG has appointed Mr. Eric Wynalda as XLGeneration AG's North America Sales Director. Mr. Wynalda is a well known former professional soccer player, who has played for teams in Europe and the United States.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated February 1, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  XL GENERATION INTERNATIONAL INC.
Dated: February 7, 2006


                                  By: /s/ Alain Lemieux
                                      ------------------------------------
                                      Name:  Alain Lemieux
                                      Title: President, Chief Executive Officer,
                                             and Director


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